SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2010

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646		61-1430858
(Commission File Number)		(IRS Employer Identification No.)

26462 CORPORATE AVENUE, HAYWARD, CA		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 21, 2010, Ultra Clean Technology Systems and Services, Inc. and UCT Sieger Engineering LLC (the “Borrowers”), each a wholly-owned subsidiary of Ultra Clean Holdings, Inc. (the “Company”), entered into a Sixth Amendment to the Loan and Security Agreement and Amendment to Guaranty (the “Loan Amendment”) with Silicon Valley Bank (the “Lender”) to amend the Loan and Security Agreement dated as of June 29, 2006 between the Borrowers and the Lenders (the “Loan Agreement”) and to amend the Unconditional Guaranty by the Company in favor of the Lender in connection with the Loan Agreement.

The Loan Amendment adds a new $8,000,000 term loan facility at a rate per annum of prime rate plus 0.75%.  This new term loan matures on October 21, 2013.  The Loan Amendment increases the line of credit from $20,000,000 to $25,000,000 (subject to a borrowing base maximum) and amends certain financial covenants including the minimum liquidity coverage ratio and minimum EBITDA requirement, each as defined and further described in the Loan Amendment.

The foregoing description is qualified in its entirety by reference to the Loan Agreement, as amended, attached hereto as Exhibit 10.1.

Item 2.02 Results of Operations and Financial Conditions

On October 25, 2010, the Company issued a press release announcing its financial results for the third quarter ended October 1, 2010. A copy of the press release announcing the Company’s financial results is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K. This Current Report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K and is not intended to be incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless expressly incorporated by reference in such filings.

Item 7.01 Regulation FD Disclosure

On October 25, 2010, the Company issued a press release announcing its financial results for the third quarter ended October 1, 2010. A copy of the press release announcing the Company’s financial results is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K. This Current Report on Form 8-K is furnished pursuant to Item 7.01 of Form 8-K and is not intended to be incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless expressly incorporated by reference in such filings.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

10.1:	Loan and Securities Agreement, dated June 29, 2006 among the Lender and the Borrowers, as amended through October 21, 2010.

99.1:	Earnings Press Release issued by Ultra Clean Holdings, Inc., dated October 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	October 25, 2010	By:	/s/ Kevin Eichler
			Name:	Kevin (Casey) Eichler
			Title:	Chief Financial Officer